UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________________________________

Date of Report (Date of earliest event reported): January 12, 2015

MV PORTFOLIOS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-54706	83-0483725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10752 Deerwood Park Blvd.
S. Waterview II, Suite 100
Jacksonville, FL 32256

(904) 586-8673

Copy to:
            Harvey Kesner, Esq.
Sichenzia Ross Friedman Ference, LLP
61 Broadway, Suite 3200
New York, NY  10006

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 12, 2015, David Rector resigned as a director and the Chief Operating Officer of MV Portfolios, Inc. (the “Company”).  Mr. Rector’s resignation was not the result of any disagreement with the Company on any matter relating to its operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 13, 2015

MV PORTFOLIOS, INC.

By:	/s/ Shea Ralph
Name: Shea Ralph
Title: Chief Financial Officer